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                          MEDICAL DEVICE ALLIANCE INC.


                                  EXHIBIT 10.26




                                  REGISTRATION

                                     RIGHTS

                                   AGREEMENT

                                    BETWEEN


                          MEDICAL DEVICE ALLIANCE INC.


                                       AND


                        HOLDERS IDENTIFIED ON SCHEDULE 1





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                                                              EXECUTION ORIGINAL


                          MEDICAL DEVICE ALLIANCE, INC.
                          REGISTRATION RIGHTS AGREEMENT


        THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT") is made and entered into as of July 31, 1998, by and between MEDICAL DEVICE ALLIANCE, INC., a Nevada corporation (the "COMPANY"), and the HOLDERS IDENTIFIED ON SCHEDULE 1 HERETO (each individually a "HOLDER" and, collectively, the "HOLDERS").

        The parties hereby agree as follows:

        SECTION 1. DEFINITIONS. The following terms shall have the meanings indicated (all terms not otherwise defined herein shall have the meaning ascribed to such terms in that certain Agreement and Plan of Merger between the Company, PX Acquisition Corp. and Parallax Medical, Inc. of even date herewith (the "Merger Agreement"):

                "COMMISSION" means the Securities and Exchange Commission, or any other federal agency then administering the Securities Act.

                "COMMON STOCK" means the common stock, $.001 par value, of the Company.

                "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                "HOLDER or HOLDERS" means and includes each of the individuals or organizations identified on Schedule 1 hereto and their successors, assigns, and transferees, but excludes any other holder of shares of Common Stock of the Company.

                "LOSSES" means all losses, claims, damages or liabilities.

                "REGISTRABLE SECURITIES" means all shares of Common Stock issued to the Holders pursuant to the Merger Agreement, but excludes all other shares of the Common Stock or other securities of the Company.

                "SECURITIES ACT" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.



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        SECTION 2. DEMAND REGISTRATION.

        (a) At any time from and after the earlier of (i) three (3) years after the Closing Date or (ii) one hundred eighty (180) days after an initial public offering by the Company of its Common Stock, upon the written demand of the Holders of a majority of the Registrable Securities, the Company shall prepare and file a registration statement under the Securities Act covering an offering of such number of Registrable Securities as shall have been requested by such Holders in such demand (the "REGISTRATION STATEMENT"), and shall use reasonable efforts to cause such Registration Statement to become effective, all in accordance with the provisions of this Agreement. The Company shall only be required to cause one Registration Statement to become effective under this
Section 2(a).

        (b) Whenever the Company shall have received a demand pursuant to
Section 2(a) to effect the registration of any Registrable Securities, the Company shall promptly give written notice of such proposed registration to all other Holders. Any such Holder may, within 30 days after receipt of such notice, request in writing that all of such Holder's Registrable Securities, or any portion thereof designated by such Holder, be included in the offering.

        (c) The Company shall proceed as expeditiously as possible after receipt of a demand pursuant to Section 2(a) to file a Registration Statement, and in any event shall file such Registration Statement within 60 days after the giving of such written demand. The Company shall use its best efforts to effect, within 120 days after the giving of such written demand the registration of an offering under the Securities Act. Such offering shall include:

                (i) the Registrable Securities specified in the demand given pursuant to Section 2(a); and

                (ii) all other Registrable Securities that the Holders thereof have requested be included in the offering pursuant to Section 2(b);

all to the extent required to permit the Holders to dispose of such Registrable Securities in compliance with applicable law. Unless otherwise recommended by the managing underwriter, if any, to facilitate such offering, the Company shall have the right to include in such offering authorized but unissued shares of its Common Stock, shares of its Common Stock held in its treasury and other outstanding securities of the Company, provided, however, that the Company's participation in the offering shall not reduce the number of shares the Holders may include in the offering. The Company shall select the representative, if any, of the underwriters to be engaged in connection with any such registration.

        SECTION 3. PIGGYBACK REGISTRATION. If at any time, and each time that, the Company proposes to register any offering of shares of its capital stock under the Securities Act, and if such registration is to be on a form of the Commission that may include, or is at any time amended or changed to such a form that may include, the Registrable Securities, the Company will at any such



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time give written notice to all Holders of Registrable Securities of its intention so to do at least 30 days prior to the filing of such registration statement.

        (a) The Company's notice shall afford the Holders of Registrable Securities an opportunity to elect to include in such filing all or any part of the Registrable Securities owned by them. Each Holder shall have 15 days after receipt of the Company's notice to notify the Company in writing of the number of Registrable Securities which such Holder elects to include in the offering (the "ELECTED SHARES"). The Elected Shares shall be included in the offering to the extent permitted by the managing underwriter of the offering.

        (b) The Company shall use reasonable efforts to cause the managing underwriter of any offering to permit the Holders of the Elected Shares to include all such shares in such offering on the same terms and conditions as any other securities included therein. If the managing underwriter of an offering, in its sole discretion, determines the total amount or nature of the Elected Shares is such as to materially and adversely affect the success of such offering, then the amount of Elected Shares to be offered for the account of the Holders of such shares shall be reduced pro rata among such Holders to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by the managing underwriter of the offering. Notwithstanding the provisions of this Section 3(b), in no event shall the managing underwriter reduce the amount of Elected Shares to be offered for the account of the Holders to less than 30 percent of the shares offered in the offering except in connection with the Company's initial public offering, in which case the managing underwriter may reduce the Elected Shares by 100 percent, or unless the reduction is ratable with other holders of registration rights and all other shares are sold by the Company.

        (c) The Company agrees that any Holder entitled to include a given number of Registrable Securities in a filing may assign or transfer such entitlement to any other Holder.

        (d) The inclusion in such filing of Registrable Securities shall be upon the condition that the Holders thereof participate on substantially the same terms and conditions as the Company and any other selling shareholders, provided such terms and conditions are reasonable.

        SECTION 4. PARTICIPATING SHAREHOLDERS. To include any Registrable Securities in any registration, a Holder thereof shall:

        (a) cooperate fully with the Company in preparing each such registration and execute all such agreements as may be reasonably necessary in connection therewith; and

        (b) promptly supply the Company with all information, documents, representations and agreements as may be reasonably necessary in connection with such registration.

        SECTION 5. REGISTRATION PROCEDURES. If and whenever the Company is obligated by the provisions of this Agreement to effect the registration of any offering of Registrable Securities



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under the Securities Act, as expeditiously as possible the Company will, or will use its reasonable efforts to, as the case may be:

        (a) Prepare and file with the Commission a registration statement with respect to such Registrable Securities and cause such registration statement to become effective; provided, however, that at least five days before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the Holders of the Registrable Securities covered by such registration statement, their counsel and the representative of the underwriter, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of such Holders, their counsel and the representative of the underwriter, if any, during such period; and the Company shall consider, but shall not be obligated to make any revisions to such documents as may be requested by the Holders, their counsel or the representative of the underwriter, if any, other than revisions requested with respect to information pertaining to the Registrable Securities held by the Holders and the Elected Shares covered by such registration statement.

        (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until the earlier of the sale of all shares of Common Stock covered thereby and the expiration of a period of 180 days after its effective date, and comply with the provisions of the Securities Act with respect to the disposition of all shares of Common Stock covered by such registration statement. In the event that any shares of Common Stock included in a registration statement subject to, or required by, this Agreement remain unsold at the end of the period during which the Company is obligated to maintain the effectiveness of such registration statement, the Company, if and when a further amendment or supplement would be required to comply with Section 10 of the Securities Act, may file a post-effective amendment to the registration statement for the purpose of removing such shares from registered status.

        (c) Furnish to Holders for whom Registrable Securities are registered or are to be registered so many copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as such Holders may reasonably request.

        (d) Register or qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Holders for whom Registrable Securities are registered shall request, and do any and all other acts and things that may be reasonably necessary or advisable to enable such Holders to consummate the disposition in such jurisdictions of such Registrable Securities; provided, however, that the Company shall not be obligated, by reason thereof, to qualify as a foreign corporation or file any general consent to service of process under the laws of any such jurisdiction or subject itself to taxation as doing business in any such jurisdiction.



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        (e) In case the Company shall receive from the Holders of Registrable
Securities a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company shall: (i) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and (ii) use best efforts to effect, as soon as practicable, such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company, provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 5(e): (A) if Form S-3 is not available for such offering by the Holders; (B) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registerable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $1,000,000; or (C) if the Company has, within the twelve (12) months period proceeding the date of such request, already effected one registration on Form S-3 for the Holders pursuant to this Section 5(e). Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this
Section 5(e) shall not be counted as requests for registration effected pursuant to Section 2.

        SECTION 6. REGISTRATION EXPENSES. The costs and expenses (other than underwriting discounts or commissions, such other fees as state securities officials may require that the Holders of Registerable Securities pay, and fees and expenses of counsel to the Holders) of all registrations and qualifications under the Securities Act, and of all other actions that the Company is required to take or effect pursuant to this Agreement, shall be paid by the Company (including, without limitation, all registration and filing fees, printing expenses, costs of special audits incident to or required by any such registration, fees and disbursements of counsel for the Company, and fees and disbursements of one (1) special counsel to the Holders, which counsel shall be reasonably acceptable to the Company) except that all such expenses in connection with any amendment or supplement to the registration statement or the prospectus used in connection therewith required to be filed more than 180 days after the date on which such registration statement becomes effective under the Securities Act because any Holder has not effected the disposition of Registerable Securities covered by such registration statement shall be borne pro rata by such Holder or Holders; provided, however, if such inability of such Holders to sell registered stock prior to the expiration of 180 days after the effective date of the Registration Statement is solely caused by the Company, the Company shall pay such expenses.

        SECTION 7. INDEMNIFICATION BY COMPANY. In the event of any registration under the Securities Act of any offering of Registrable Securities, the Company hereby agrees to indemnify and hold harmless each Holder of Registrable Securities and each other person, if any, who controls such Holder (within the meaning of the Securities Act) and each other person (including each



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underwriter, and each other person, if any, who controls such underwriter) who participates in the offering of such Registrable Securities against any Losses, joint or several, to which such Holder or controlling person or participating person may become subject under the Securities Act or otherwise, insofar as such Losses (or proceedings in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which Registrable Securities were registered under the Securities Act, in any preliminary prospectus or final prospectus contained therein, or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Holder and each such controlling person or participating person for any legal or other expenses reasonably incurred by such Holder or such controlling person or participating person in connection with investigating or defending any such Loss as such expenses are incurred; provided, that the Company will not be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, such final prospectus or such amendment or supplement in reliance upon and in conformity with written information furnished by an instrument duly executed by such Holder or such controlling or participating person, as the case may be, specifically for use in the preparation thereof. The Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers, directors, agents and employees and each person who controls such persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities.

        SECTION 8. INDEMNIFICATION BY HOLDERS. In the event of any registration under the Securities Act of any offering of Registrable Securities, each Holder of such Registrable Securities hereby severally agrees to indemnify and hold harmless the Company, each other Holder and each other person, if any, who controls the Company within the meaning of the Securities Act and each other person (including each underwriter, and each other person, if any, who controls such underwriter) who participates in the offering of such Registrable Securities against any Losses, joint or several, to which the Company, such Holder or controlling person or participating person may become subject under the Securities Act or otherwise, insofar as such Losses (or proceedings in respect thereof) arise out of or are based upon any untrue statement of any material fact contained, on the effective date thereof, in any registration statement under which an offering of such Registrable Securities was registered under the Securities Act, in any final prospectus contained therein, or in any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holder and each such controlling person or participating person for any legal or other expenses reasonably incurred by the Company, such Holder or such controlling person or participating person in connection with investigating or defending any such Loss or proceeding; provided, that such Holder will be liable in any such case to the extent, and only to the extent, that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration



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statement, such preliminary or final prospectus or such amendment or supplement in reliance upon and in conformity with written information furnished in an instrument duly executed by such Holder specifically for use in the preparation thereof and provided, further, that such Holder's liability shall not exceed the net proceeds received by such Holder in connection with the sale of such securities in the registered offering. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution to the same extent as provided above with respect to information so furnished in writing by such persons specifically for inclusion in any registration statement or prospectus.

        SECTION 9. CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any action or proceeding (including any governmental investigation or inquiry) shall be brought or any claim shall be asserted against any person entitled to indemnity hereunder (an "INDEMNIFIED PARTY"), such indemnified party shall promptly notify the party from which such indemnity is sought (the "INDEMNIFYING PARTY") in writing, and the indemnifying party shall assume and control the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses incurred in connection with the defense thereof. Any such fees and expenses borne by the indemnified party (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within 15 days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder; provided the indemnified person shall reimburse such fees and expenses if it is finally determined that such indemnified person is not entitled to indemnity hereunder). Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless (a) the indemnifying party has agreed to pay such fees and expenses or (b) the indemnifying party shall have failed to assume promptly the defense of such action, claim or proceeding or (c) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party and that the assertion of such defenses would create a conflict of interest such that counsel employed by the indemnifying party could not faithfully represent the indemnified party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party; it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action, claim or proceeding, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional



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counsel or counsels). The indemnifying party shall not be liable for any settlement of any such action or proceeding effected without its written consent.

        SECTION 10. CONTRIBUTION. If the indemnification provided for in this Agreement is unavailable to an indemnified party under Section 7 or 8 hereof (other than by reason of exceptions provided in those Sections) in respect of any Losses, then each applicable indemnifying party in lieu of indemnifying such indemnified party shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions, statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and the indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 10, any legal or other fees or expenses reasonably incurred by such party in connection with any action, suit, claim, investigation or proceeding.

        The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 10, an indemnifying party which is a selling Holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such indemnifying party and distributed to the public were offered to the public exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        SECTION 11. EQUITABLE RELIEF. The parties hereto agree and declare that legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce such provisions.

        SECTION 12. MISCELLANEOUS.

        (a) Notices. All notices and other communications provided for in this Agreement shall be in writing and delivered, telecopied or mailed, first class postage prepaid, addressed:



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        (i)       If to the Company:

                             Medical Device Alliance, Inc.
                             3800 Howard Hughes Parkway, Suite 1800
                             Las Vegas, NV 89109
                             Attention:  Donald K. McGhan, Chairman of the Board
                             Telephone:  (702) 791-2910
                             Telecopy:   (702) 791-3267

                  and to:

                             Medical Device Alliance, Inc.
                             12 Wright's Mill Road
                             Armonk, NY  10504
                             Attention:  Peter D. Costantino,
                                         Chief Executive Officer
                             Telephone:(914) 765-0042
                             Telecopy: (914) 273-4647
                  with a copy to:

                             Nida & Maloney, P.C.
                             800 Anacapa Street
                             Santa Barbara, CA  93101
                             Attention:  C. Thomas Hopkins, Esq.
                             Telephone:  (805) 568-1151
                             Telecopy:   (805) 568-1955

        (ii) If to the Holders, at the addresses set forth on Schedule 1 or as may be designated by notice to the Company.

        Any such notice or communication shall be deemed to have been duly given when delivered, telecopied or mailed as aforesaid.

        (b) Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the Company and each of the Holders, and the Holders' respective successors and assigns. The Company may not assign its rights under this Agreement.

        (c) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Signatures may be exchanged by telecopy, with original signatures to follow. Each of the parties hereto agrees that it will be bound by its own telecopied signature and that it accepts the telecopied signatures of the other parties to this Agreement. The original signature pages shall be



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forwarded to Parent or its counsel and Parent and its counsel will provide all of the parties hereto with a copy of the entire Agreement.

        (d) Governing Law. This Agreement and (unless otherwise provided) all amendments, supplements, waivers and consents relating hereto or thereto shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law principles.

        (e) Amendments. No change in or modification of this Agreement shall be valid unless the same shall be in writing and signed by the Company and Holders representing a majority of the Registrable Securities.

        (f) Waiver. No failure or delay on the part of the parties or any of them in exercising any right, power or privilege hereunder, nor any course of dealing between the parties or any of them shall operate as a waiver of any such right, power or privilege nor shall any single or partial exercise of any such right, power or privilege preclude the simultaneous or later exercise of any other right, power or privilege. The rights and remedies herein expressly provided are cumulative and are not exclusive of any rights or remedies which the parties or any of them would otherwise have. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the other parties or any of them to take any other or further action in any circumstances without notice or demand.

        (g) Severability. In the event that any part of this Agreement shall be held to be invalid or unenforceable, the remaining parts hereof shall nevertheless continue to be valid and enforceable as though the invalid portions were not a part hereof.

        (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

        (i) Attorney's Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

                            [signature page follows]

                                       THE COMPANY:

                                       MEDICAL DEVICE ALLIANCE, INC.,
                                       a Nevada corporation


                                       By:       /s/ Donald K. McGhan
                                          --------------------------------------
                                                     Donald K. McGhan
                                                     Chairman of the Board


                                       THE HOLDERS:


                                       /s/ Raul Arechiga
                                       -----------------------------------------
                                           Raul Arechiga

                                       /s/ Peter Costantino
                                       -----------------------------------------
                                           Peter Costantino

                                       /s/ Gunderson, Dettmer, Stough, et al.,
                                       -----------------------------------------
                                           Gunderson, Dettmer, Stough,
                                           Villeneuve, Franklin & Hachigian, LLP

                                       /s/ Jacques Dion
                                       -----------------------------------------
                                           Jacques Dion

                                       /s/ Mary Jensen
                                       -----------------------------------------
                                           Mary Jensen

                                       /s/ Kirby J. Kaufman
                                       -----------------------------------------
                                           Kirby J. Kaufman

                                       /s/ Sharon Lake
                                       -----------------------------------------
                                           Sharon Lake

                                       /s/ Daniel Murray
                                       -----------------------------------------
                                           Daniel Murray

                                       /s/ Howard Preissman
                                       -----------------------------------------
                                           Howard Preissman

                                       /s/ Victor Rodgers
                                       -----------------------------------------
                                           Victor Rodgers



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                                   SCHEDULE 1
                                     HOLDERS

Raul Arechiga
4990 Peach Terrace
Campbell, CA  95008

Peter Costantino
12 Wright's Mill Road
Armonk, NY  10504

Gunderson, Dettmer, Stough, Villeneuve, Franklin & Hachigian, LLP
155 Constitution Drive
Menlo Park, CA  94025

Jacques Dion
794 Springdale Road
Atlanta, GA  30306

Mary Jensen, M.D.
6819 Jarmans Gap Road
Crozet, VA  22922

Kirby J. Kaufman
807 Long Point road
Grasonville, MD  21638

Sharon Lake
171 Emerson
Palo Alto, CA  94301

Daniel Murray
601 Franklin Square
Michigan City, IN  46360

Howard Preissman
2140 Jonathan Avenue
San Jose, CA  95125

Victor Rodgers
16456 Baywood Lane
Granger, IL  46530